<PAGE 1>
                                                            EXHIBIT 10

                      NAVISTAR INTERNATIONAL TRANSPORTATION CORP.
                                   AND SUBSIDIARIES
                      -------------------------------------------

                                  MATERIAL CONTRACTS


    The following documents of Navistar International Transportation Corp. and its principal subsidiary Navistar Financial Corporation are incorporated herein by reference.

     10.1 Pooling and Servicing Agreement dated as of December 1, 1990, between Navistar Financial Corporation as Servicer, Navistar Financial Securities Corporation as Purchaser, with respect to Dealer Note Trust 1990. Filed on Registration No. 33-36767.

     10.2 Form of Executive Severance Agreement which is executed with all executive officers dated September 14, 1992. Commission File No. 1-5236.

     10.3 Amended and Restated Credit Agreement dated as of April 26, 1993, among Navistar Financial Corporation, certain banks, and Chemical Bank, Bank of America, Illinois formerly known as Continental Bank N.A. and Morgan Guaranty Trust Company of New York, as Co-Agents. Filed on Form 8-K dated April 30, 1993. Commission File No. 1-4146-1.

     10.4 Security, Pledge and Trust Agreement between Navistar Financial Corporation and Bankers Trust Company, Trustee, dated as of April 26, 1993. Filed on Form 8-K dated April 30, 1993. Commission File No. 1-4146-1.

     10.5 Amended and Restated Purchase Agreement among Truck Retail Instalment Paper Corp., as Seller, Navistar Financial Corporation, certain purchasers, Chemical Bank and Bank of America, Illinois formerly known as Continental Bank N.A. as Co-Agents, and J. P. Morgan Delaware as Administrative Agent, dated as of April 26, 1993. Filed on Form 8-K dated April 30, 1993. Commission File No. 1-4146-1.

     10.6 Indenture dated as of November 10, 1993 between Navistar Financial 1993-A Owner Trust and The Bank of New York, as Indenture Trustee, with respect to Navistar Financial 1993-A owner Trust. Filed on Registration Nol 33-50291.

     10.7 Navistar 1994 Performance Incentive Plan. Filed as Appendix to Proxy Statement dated January 27, 1994. Commission File
           No. 1-9618.

     10.8 Indenture dated as of May 3, 1994 between Navistar Financial 1994-A Owner Trust and The Bank of New York, as Indenture Trustee, with respect to Navistar Financial 1994-A Owner Trust. Filed on Registration No. 33-50291.

         <PAGE 2>

                                                    EXHIBIT 10 (CONTINUED)

                      NAVISTAR INTERNATIONAL TRANSPORTATION CORP.
                                   AND SUBSIDIARIES
                      -------------------------------------------

                                  MATERIAL CONTRACTS


     10.9 Indenture dated as of August 3, 1994 between Navistar Financial 1994-B Owner Trust and The Bank of New York, as Indenture Trustee, with respect to Navistar Financial 1994-B Owner Trust. Filed on Registration No. 33-50291.

    10.10 Amended and Restated Credit Agreement dated as of November 4, 1994 among Navistar Financial Corporation, certain banks, certain Co-Arranger banks, and Morgan Guaranty Trust Company of New York, as Administrative Agent. Filed on Form 8-K dated November 4, 1994. Commission File No. 1-4146-1.

    10.11 Liquidity Agreement dated as of November 7, 1994 among NFC Asset Trust, as Borrower, Chemical Bank, Bank of America Illinois, The Bank of Nova Scotia, and Morgan Guaranty Trust Company of New York, as Co-Arrangers, and Chemical Bank, as Administrative Agent. Filed on Form 8-K dated November 4, 1994. Commission File No. 1-4146-1.

    10.12 Indenture dated as of December 15, 1994 between Navistar Financial 1994-C Owner Trust and the Bank of New York, as Indenture Trustee, with respect to Navistar Financial 1994-C Owner Trust. Filed on Registration No. 33-55865.


























                                    E-4